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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                January 6, 1998
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               Date of Report (Date of earliest event reported)


             Imperial Credit Commercial Mortgage Investment Corp.
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            (Exact name of registrant as specified in its charter)


     Maryland                    000-23089                    95-4648345
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(State or other              (Commission                      (IRS Employer
 jurisdiction                 File Number)                     Identification
 of incorporation)                                             No.)

             11601 Wilshire Blvd, Suite 2080, Los Angeles CA 90025
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            (Address of principal executive offices)     (Zip Code)


                                (310) 231-1280
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                        (Registrant's telephone number)
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Item 5. Other Events.

       On January 6, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release reporting its December 1997 investments of $169 million and its aggregate fourth quarter 1997 investments of $332 million. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Exhibit.

       Exhibit 99.1 Press release of the Registrant, dated January 6, 1998
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                                   SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



               IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



               By:         /s/  MARK S. KARLAN
                  --------------------------------------------------------
                   Mark S. Karlan, President and Chief Executive Officer




Dated: January 8, 1998
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                                 EXHIBIT INDEX


Exhibit
  No.                       Description
 -----                    ---------------

 99.1        Press release of the Registrant dated January 6, 1998